UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 14, 2015 (April 14, 2015)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
Delaware	001-07541	13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

(Address of principal executive offices,

including zip code)

(239) 552-5800

(239) 552-5800

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On April 14, 2015, Hertz Global Holdings, Inc., the parent company of The Hertz Corporation (“Hertz”), issued a press release announcing the issuance of $780 million in aggregate principal amount of medium term rental car asset backed notes (the “ABS Offering”) by Hertz’s subsidiary, Hertz Vehicle Financing II LP.

The full text of the press release with respect to the ABS Offering is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibit is filed as part of this report:

Exhibit	Description

99.1	Press Release dated April 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

	By:	/s/ Thomas C. Kennedy
	Name:	Thomas C. Kennedy
	Title:	Senior Executive Vice President and Chief Financial Officer

Date: April 14, 2015